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                                                                    EXHIBIT 10.6

                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into this 23rd day of June, 2005 (the "Effective Date") by and between Bridgetech Holdings International, Inc., a Delaware corporation (the "Buyer"), and the stockholders of International MedLink, Inc., a Texas corporation (the "Company"), identified on Schedule 1 hereto (the "Stockholders").

                              BACKGROUND STATEMENT

      WHEREAS, the outstanding capital stock of the Company consists of 4,000 shares of common stock, par value $1.00 per share (the "Company Shares");

      WHEREAS, the Stockholders own all of the Company Shares, in the respective amounts set forth on Schedule 1 hereto;

      WHEREAS, the Stockholders are willing to sell to the Buyer and the Buyer is willing to purchase from the Stockholders all of the Company Shares on the terms and conditions stated herein; and

      WHEREAS, as consideration for the Company Shares, the Buyer will issue to the Stockholders shares of its common stock (the "Bridgetech Shares") on the terms and conditions stated herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the promises and mutual representations, warranties and covenants herein contained, and intending to be legally bound, the Buyer and the Stockholders hereby agree as follows:

                                    ARTICLE 1
                       SALE AND TRANSFER OF COMPANY SHARES

      1.1 Sale of the Company Shares. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing and effective as of the Closing Date, each Stockholder shall sell and transfer the Company Shares owned by such Stockholder to the Buyer, and the Buyer will purchase the Company Shares from the Stockholders. The consideration to be paid by the Buyer to the Stockholders for the Company Shares shall consist of the Closing Shares and the Earn-Out Shares.

      1.2   Closing Shares.

            (a) At Closing, Buyer shall issue and deliver to each Stockholder a number of Bridgetech Shares calculated by multiplying (i) such Stockholder's Ownership Percentage by (ii) the number of Closing Shares. Any fractional shares resulting from such calculation shall be allocated among the Stockholders in any reasonable manner that may be determined by Buyer.

            (b) For purposes of this Agreement:

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                  (i) "Closing Shares" shall mean 386,328 Bridgetech Shares.

                  (ii) "Ownership Percentage" shall mean, with respect to each Stockholder, that percentage calculated by dividing (1) the number of Company Shares owned by such Stockholder by (2) the aggregate number of Company Shares outstanding.

      1.3   Earn-Out.

            (a) Earn-out Criteria. For the period of time commencing on the Closing Date and terminating three years thereafter (the "Earn-Out Measurement Period"), the Stockholders shall be entitled to receive as additional consideration for the Company Shares a number of additional Bridgetech Shares calculated in accordance with Section 1.3(b) hereof (the "Earn-Out Shares") depending on the extent to which the Company meets the following performance criteria:

                  (i) the Company's EBITDA for the one-year period ending on the first anniversary of the Closing Date ("Year 1") exceeds $ 52,064 (the "Year 1 Target");

                  (ii) the Company's EBITDA for the one-year period ending on the second anniversary of the Closing Date ("Year 2") exceeds $ 1,325,940 (the "Year 2 Target"); and,

                  (iii)the Company's EBITDA for the one-year period ending on the third anniversary of the Closing Date ("Year 3") exceeds $ 2,313,080 (the "Year 3 Target," together with the Year 1 Target and the Year 2 Target, the "Aggregate Three-Year EBITDA Target").

For purposes of the foregoing calculations, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization, calculated in accordance with United States generally accepted accounting principles.

            (b) Earn-out Calculation. The Stockholders shall be entitled to receive additional consideration in the form of Earn-Out Shares only if the sum of the Company's EBITDA for Year 1, Year 2 and Year 3 (the "Actual Three-Year EBITDA") exceeds one-half of the Aggregate Three-Year EBITDA Target ($1,845,542.00). In such case, the number of Earn-Out Shares to be delivered to the Stockholders shall be calculated as follows:

                  (i) If the Actual Three-Year EBITDA is greater than $1,845,542 but less than $3,691,084, the Stockholders, in the aggregate, shall be entitled to receive a number of Earn-Out Shares determined by multiplying (A) the quotient obtained by dividing (1) the difference between the Actual Three-Year EBITDA and $1,845,542 by (2) $1,845,542 by (B) the number of Maximum Bridgetech Earn-Out Shares.

                  (ii) if the Actual Three-Year EBITDA equals or exceeds $3,691,084, the Stockholders, in the aggregate, shall be entitled to receive all of the Maximum Bridgetech Earn-Out Shares.

For purposes of this Agreement, "Maximum Bridgetech Earn-Out Shares" shall mean 386,328 Bridgetech Shares.

            (c) Delivery of the Earn-Out Shares. Subject to Section 8.6 hereof, if the Stockholders are entitled to receive Earn-Out Shares pursuant to Section 1.3(b), each Stockholder shall be entitled to receive a number of Earn-Out Shares calculated by multiplying (i) such Stockholder's Ownership Percentage by
(ii) the number of Earn-Out Shares to which the Stockholders, in the aggregate,

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are entitled under Section 1.3(b). Any fractional shares resulting from such calculation shall be allocated among the Stockholders in any reasonable manner that may be determined by Buyer. Buyer shall deliver such Earn-Out Shares (less any Earn-Out Shares withheld or canceled pursuant to Section 8.6) to the Stockholders within 90 days after the last day of the Earn-Out Measurement Period.

      1.4 Stockholders' Representative.

            (a) Generally. By executing this Agreement, each Stockholder designates Herbert Wong (the "Stockholders' Representative") to serve as, and the Stockholders' Representative accepts such designation as, the representative of each such Stockholder and as the attorney-in-fact and agent for and on behalf of each such Stockholder with respect to (x) any dispute related to this Agreement, and (y) the taking by the Stockholders' Representative of any and all actions and the making of any decisions required or permitted to be taken by the Stockholders' Representative or any Stockholder under this Agreement, including the exercise by the Stockholders' Representative of the power to: (i) initiate, negotiate, enter into resolutions, settlements and compromises of, demand arbitration of, arbitrate, comply with the orders of courts and awards of arbitrators with respect to any such disputes; (ii) give and receive notices and communications, receive service of process, organize or assume the defense of claims related to this Agreement, agree to, negotiate, or enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to claims related to this Agreement; (iii) receive any funds due any Stockholder or the Stockholders' Representative related to this Agreement; and (iv) take all actions necessary in the judgment of the Stockholders' Representative for the accomplishment of any of the foregoing. The Stockholders' Representative will have authority and power to and shall act on behalf of any Stockholder with respect to the disposition, settlement or other handling of any dispute and any other rights or obligations arising under or related to this Agreement. Each Stockholder shall be bound by all actions taken and all documents executed by the Stockholders' Representative in connection with any dispute arising under or related to this Agreement. Each Stockholder acknowledges and agrees that in performing the functions specified in this Agreement, the Stockholders' Representative will not be liable to any such Stockholder in the absence of willful misconduct or fraud on the part of the Stockholders' Representative and the Stockholders agree to indemnify and hold the Stockholders' Representative harmless against any and all Losses including reasonable attorneys' fees incurred by the Stockholders' Representative by reason of it taking any action or omitting to take any action pursuant to this Agreement other than Losses incurred as a result of willful misconduct or fraud on the part of the Stockholders' Representative. Notices or communications to or from the Stockholders' Representative shall constitute notice to or from any applicable Stockholder. Any decision, act, consent or instruction of the Stockholders' Representative shall constitute a decision, act, consent or instruction of all Stockholders and shall be final, binding, and conclusive upon each such Stockholder. The Company and the Buyer may rely upon any written decision, act, consent or instruction of the Stockholders' Representative as being the decision, act, consent or instruction of each and every Stockholder. Each Stockholder hereby releases the Buyer and the Company from any liability for any acts done by either of them in accordance with any written decision, act, consent or instruction of the Stockholders' Representative.

            (b) Purchaser's Representative. Each Stockholder who the Buyer determines is not an "accredited investor," as that term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), hereby acknowledges that such Stockholder, by completing and executing a Stockholder Representation Form in the form attached hereto as Exhibit A (the "Stockholder Representation Form"), has appointed the Stockholders' Representative to serve as such Stockholder's "purchaser representative," as that term is defined in Rule 501 promulgated under the Securities Act for purposes of the Buyer's compliance with Regulation D under the Securities Act or otherwise. The Stockholders' Representative hereby accepts each such appointment to serve as the "purchaser's representative" for each Stockholder that is not an accredited investor.

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                                    ARTICLE 2
                                     CLOSING

      2.1 The Closing. The purchase and sale provided for in this Agreement (the "Closing") will take place at the offices of Sutherland Asbill & Brennan LLP, the Buyer's counsel, in New York, New York, commencing at 10:00 a.m. (local time) on June ___, 2005 or such other location, date or time as the Buyer and the Stockholders' Representative agree (the "Closing Date").

      2.2 Closing Deliveries. The following deliveries shall be made on the Closing Date, none of which shall be deemed delivered until all of them have been delivered (or waived by the Party entitled to receive any such delivery).

      (a) The Buyer's deliveries to the Stockholders' Representative (the "Buyer Closing Deliveries") shall consist of the following:

            (i) Share certificates representing the Closing Shares to be delivered to the Stockholders.

            (ii)  A certificate of good standing for Buyer.

            (iii) An officer's certificate substantially in the form attached hereto as Exhibit B and incorporated herein ("Buyer's Certificate").

      (b) The Stockholders' deliveries to the Buyer (the "Stockholders Closing Deliveries") shall consist of the following:

            (i) Each Stockholder shall deliver a share certificate representing all of the Company Shares held by such Stockholder, duly endorsed by such Stockholder for transfer of the Company Shares to the Buyer.

            (ii) Each Stockholder shall deliver a completed and executed Stockholder Representation Form.

            (iii) The Stockholders shall deliver a certificate of good standing for the Company.

            (iv) The Stockholders' Representative shall deliver a certificate substantially in the form attached hereto as Exhibit C ("Stockholders' Representative Certificate").

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                                    ARTICLE 3
                               CLOSING CONDITIONS

      3.1 Stockholders' Closing Conditions. The obligation of the Stockholders to proceed with the Closing under this Agreement is subject to the fulfillment prior to, or at the time of, Closing of the following conditions (any one or more of which may be waived in whole or in part by the Stockholders at its option).

            (a) Compliance with Agreement. The Buyer shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on such date.

            (b) Representations and Warranties. The representations and warranties made by the Buyer in this Agreement shall be true and correct in all respects as of the Closing Date with the same force and effect as if such representations and warranties had been made on such date.

            (c) No Material Adverse Change. There shall be no change in or development with respect to the Buyer having occurred that has resulted in, or could be reasonably expected to result in, a material adverse effect in the operations, financial condition or prospects of the Buyer or could be reasonably be expected to result in an negative impact on the value of the Bridgetech Shares.

             (d) Buyer Closing Deliveries Tendered. Buyer shall have tendered to the Stockholders all of the Buyer Closing Deliveries.

      3.2 Buyer Closing Conditions. The obligation of the Buyer to proceed with the Closing under this Agreement is subject to the fulfillment prior to or at the time of Closing of the following conditions (any one or more of which may be waived in whole or in part by the Buyer at its option):

            (a) Compliance with Agreement. Each Stockholder shall have performed and complied with all of the obligations under this Agreement which are to be performed or complied with by it prior to or on such date.

            (b) Representations and Warranties. The representations and warranties made by the Stockholders in this Agreement shall be true and correct in all respects as of the Closing Date with the same force and effect as if such representations and warranties had been made on such date.

            (c) No Material Adverse Change. There shall be no change in or development with respect to the Company having occurred that has resulted in, or could be reasonably expected to result in, a material adverse effect in the operations, financial condition or prospects of the Company or could be reasonably be expected to result in an negative impact on the value of the Company Shares.

            (d) Satisfactory Due Diligence Results. Buyer shall have completed its due diligence investigation, with the results being satisfactory to Buyer in its sole and absolute discretion. Such due diligence investigation may include environmental evaluations and testing, review of financial books and records, physical examination of property, plant and equipment (including vehicles and machinery) and an assessment of operating conditions and costs of the existing plant and equipment to ensure that capital replacement program and business forecasts provided by the Company and/or Stockholders to Buyer are realistic.

            (e) Stockholders Closing Deliveries Tendered. The Stockholders shall have tendered to Buyer all of the Stockholders Closing Deliveries.

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                                    ARTICLE 4
                  REPRESENATIONS AND WARRANTIES OF STOCKHOLDERS

      The Stockholders hereby represent and warrant, jointly and severally, to Buyer on and as of the Effective Date and again on and as of the Closing Date:

      4.1 Status and Authorization. Each Stockholder has had at all times the power and authority to own the Company Shares. The Stockholders have all requisite power, authority, and capacity to execute and deliver this Agreement and all other agreements, documents, and instruments contemplated hereby and to carry out all actions required of it pursuant to the terms of this Agreement. This Agreement has been duly executed and delivered by the Stockholders and constitutes the legal, valid, and binding obligation of each Stockholder, enforceable against each Stockholder in accordance with its terms.

      4.2 Noncontravention. Neither the execution and delivery of this Agreement by the Stockholders nor the consummation by the Stockholders of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the creation or imposition of any security interest, liens, claims, charges, options, debts, conditional sales agreements, title retention agreements, encumbrances of any kind, or restrictions against the transfer or assignment thereof upon the Company Shares held by the Stockholders pursuant to any agreement or commitment to which any Stockholder is a party or by which any Stockholder is bound, or to which any Stockholder is subject, or any applicable law.

      4.3 Company Share Ownership. Each Stockholder is the sole lawful record and beneficial owner of and has good and valid record and marketable title to those shares of the Company Shares set forth beside such Stockholder's name on
Schedule 1 hereto and has the right to sell, convey, transfer, assign, and deliver such Company Shares to the Buyer without any restrictions except as may be imposed under the Securities Act. Each Stockholder owns all right, title and interest in and to the Company Shares set forth beside its name on Schedule 1 hereto free and clear of any and all liens, encumbrances, adverse rights and claims of any kind whatsoever. Neither any act or omission of any Stockholder or any predecessor in interest, nor the transactions contemplated by this Agreement or the agreements and actions contemplated hereby, has resulted in, or will result in, any person having any claim or cause of action whatsoever involving any Company Shares.

      4.4 Stockholder Representation Letters. Each Stockholder hereby represents and warrants that all information provided by such Stockholder or acknowledged by such Stockholder in the Stockholder's Representation Form completed and executed by each Stockholder is true, correct and complete in all respects.

      4.5 Information. The Stockholders have been afforded the opportunity to ask questions of the officers and other representatives of the Buyer. The Stockholders have sought such accounting, legal and tax advice as they have considered necessary to make an informed decision with respect to their acquisition of the Bridgetech Shares.

                                    ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS
                              REGARDING THE COMPANY

   The Stockholders hereby represent and warrant, jointly and severally, to Buyer on and as of the Effective Date and again on and as of the Closing Date:

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      5.1 The Company.

            (a) Corporate Existence. The Company is a duly incorporated and organized corporation validly existing and in good standing under Texas law. The Company is qualified to do business and is in good standing in every jurisdiction in which the Company is required to qualify to do business. The Company has had at all times the power and authority to own or lease its properties and conduct its business.

            (b) Articles and Bylaws. Attached to Schedule 5.1(c) are true and correct copies of the Company's Articles of Incorporation, as amended and restated, and the Company's currently effective Bylaws.

            (c) Capitalization and Shareholders. The authorized capital stock of the Company consists of 4,000 shares of $1.00 par value common stock, of which 4,000 shares are issued and outstanding and are owned of record by the Stockholders in the respective amounts set forth in Schedule 1. The Stockholders are the only record owners of capital stock or other securities of any kind or class of the Company. (i) None of the Company's capital stock is held in its treasury; (ii) all shares or other interests of the Company's capital stock were legally and validly issued, fully-paid and nonassessable, without violation of any preemptive or dissenters' or similar rights (and no preemptive or other subscriptive rights have ever existed with respect to the Company's capital stock) and in full compliance with federal and state securities laws and other applicable law; (iii) the Company has complied with the terms of its capital stock; (iv) all of the Company's capital stock acquired by it was purchased from funds appropriate for the repurchase of shares of capital stock or other securities and otherwise in accordance with its articles of incorporation, bylaws or other governing instruments and applicable laws; (v) no options, warrants, subscriptions, puts, calls or other rights, commitments, undertakings or understandings to acquire, dispose of or restrict the transfer of, any of the Company's capital stock or other securities of any kind or class or rights, obligations or undertakings convertible into securities of the Company of any kind or class are authorized or outstanding; and (vi) the Company is not subject to any obligation to purchase, redeem or otherwise acquire any of its capital stock or securities (or of any options or rights or obligations described in the preceding sentence) upon the occurrence of a specified event (and assuming that specified time periods have passed and appropriate notices have been given) or otherwise. Neither any act or omission of the Company or the Stockholders or any predecessor in interest, nor the execution, delivery or performance of this Agreement, has resulted in, or will result in, any person having any claim or cause of action whatsoever involving the Company.

            (d) No Subsidiaries; Ownership Interests. No part of the Company's business is conducted in a subsidiary. The Company does not own any capital stock or other direct or indirect ownership interests in any person.

      5.2 Certain Financial Matters. Attached to Schedule 5.2 are copies of the Company's balance sheet as of December 31, 2004 and the related statement of income for the twelve-month period then ended (the "2004 Financial Statements"), prepared by the Company in accordance with United States generally accepted accounting principles and reviewed by its certified public accountant.

      5.3 Absence of Undisclosed Liabilities. Except (i) as and to the extent expressly reflected or specifically reserved against in the 2004 Financial Statements (which reserves are adequate), and (ii) for trade payables and similar ordinary and necessary liabilities (which do not include liabilities arising from the borrowing of money or secured indebtedness or negligent or unlawful actions of the Company or the Company's officers, directors, shareholders, agents or employees) arising in the ordinary course of business since December 31, 2004, there is no existing or prior act, omission, fact or circumstance that has resulted in, or could result in, the Company's having any other liability of any nature (whether

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accrued, absolute, contingent, changing, known, unknown, determinable, indeterminable, liquidated, unliquidated or otherwise and whether due or to become due and, thus, whether or not such would be considered a liability for generally accepted accounting principles).

      5.4 Taxes.

            (a) Filing of Returns; Payment of Taxes; Liens. (i) All returns of every nature of taxes required to be filed by the Company have been timely and otherwise properly filed, and no extensions of time in which to file any such returns are in effect; (ii) the Company has paid and satisfied on or before their respective due dates all taxes for periods covered by such returns; and without limiting the foregoing, the Company has made estimated tax payments sufficient to pay all taxes for the period ended December 31, 2004 and has made all estimated payments for periods thereafter in accordance with applicable law and in an amount sufficient to pay the taxes for such period (and not just the minimum amounts necessary to comply with estimated payment requirements of applicable law); (iii) all taxes and other amounts that the Company is or was required by applicable law to withhold or collect have been duly withheld and collected and have been paid over to the proper governmental authorities in accordance with applicable law; (iv) there are no liens for taxes on any of the Company's assets other than any lien imposed by applicable law for property taxes for the current tax period that are not yet due and payable; and (v) no material claim has been made in writing against the Company relating to any of its assets by any governmental authority in any jurisdiction in which the Company did not file sales, use, value-added or similar tax returns or other required filings or did not pay any such taxes, that the Company is or may be subject to any such tax by that jurisdiction.

             (b) Examinations. (i) No audit of the returns of the Company's taxes is currently being conducted (nor has any audit been conducted since December 31, 1999), and the Company has not received from any governmental authority with jurisdiction or other authority as to taxes (a "Tax Authority") either a notice that it intends to conduct any other audit of returns of taxes or any request for information with respect to taxes; (ii) without limiting Subsection (a) above, all taxes asserted (and other matters required) as a result of such examinations have been paid or finally settled; (iii) there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any return of taxes for any period with respect to the Company; and (iv) there are no outstanding requests by the Company for rulings from any Tax Authority.

            (c) No Special Tax Status. The Company has no special tax status granted by any governmental authority or applicable law.

            (d) Absence of IRC Section 558 and Subchapter S Elections. ThE Company has not filed an election, and has not been deemed to have made an election, under IRC Section 558 and has not elected to be taxed as a "smalL business corporation" under IRC Subchapter S.

      5.5 Indebtedness. Each promissory note, instrument or other document or contract relating to (a) any indebtedness (excluding trade payables and accrued payroll and taxes) of the Company, (b) any capital lease, lease-purchase arrangement, guaranty (except endorsements made in the ordinary course of business in connection with the deposit of items for collection) by the Company, or (c) any undertaking by the Company on which others rely in extending credit or conditional sales contracts (the items listed in either (a), (b) or (c) being collectively, "Indebtedness") is referred to herein as a "Debt Instrument." Copies of all Debt Instruments have been delivered to Buyer.

      5.6 Insurance. Copies of all of the Company's insurance policies (including performance bonds) now in force (all of such policies "Insurance Policies") and all predecessor policies since December 31, 1999 have been provided to Buyer. (i) The Company's Insurance Policies covering

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property owned, leased or used by the Company, are in amounts not less than the actual replacement costs without deduction for physical depreciation; (ii) the premiums due on the Company's Insurance Policies have been timely paid; (iii) the Company's Insurance Policies fully comply with all of the Company's contractual requirements and applicable law; (iv) the Company has not forfeited or waived any claim under any Insurance Policy; (v) without limiting the foregoing, none of such Insurance Policies permit retroactive premium adjustments against the Company; (vi) no notice of cancellation or termination of any Insurance Policy has been given to the Company by the carrier of any such policy or predecessor policy since December 31, 1999; (vii) all liability insurance policies of the Company have been and are on an "occurrences" basis, rather than a "claims made" basis; (viii) the Company has not had any application for insurance coverage rejected since December 31, 1999; and (ix) no coverage will terminate or be limited by reason of the execution, delivery or performance of this Agreement.

      5.7 Status. (a) The Company has not assigned any of its rights or obligations under (and is not otherwise restricted for any reason from enjoying the full benefits under) any of the material leases, intellectual property licenses, Indebtedness, Debt Instruments, material contracts or Insurance Policies (each a "Subject Agreement"); (b) no act or event has occurred, and the Company has not received any notice asserting that any act or omission has occurred, that, with notice or lapse of time or both or other action required to be taken by the other party as a prerequisite to exercising its rights, would constitute a breach or default under any Subject Agreement by the Company or any other party; (c) the Company has not had any notice that any party to any Subject Agreement is subject to any bankruptcy, insolvency or similar proceeding; (d) there is no outstanding notice of cancellation or termination in connection with any Subject Agreement; (e) each Subject Agreement is the valid and binding agreement of the Company and to the Stockholders' knowledge each other party to it, in full force and effect and enforceable in accordance with its terms; (f) neither the execution, delivery or performance of any Subject Agreement violated, violates or will violate any applicable law; (g) neither the Company nor, to the Stockholders' knowledge, any other party currently contemplates any termination, amendment or change to any Subject Agreement; (h) no Subject Agreement requires the Company to maintain any performance bond, letter of credit or other security arrangement; and (i) no Subject Agreement has, or is reasonably expected to have during its term, an adverse effect on the Company.

      5.8 Claims & Litigation. The Company: (i) is not (and since December 31, 1999 has not been) engaged in, a party to, subject to or threatened with any claim, controversy, legal or equitable action or other proceeding (whether as plaintiff, defendant or otherwise and regardless of the forum or the nature of the opposing party); (ii) is not (and since December 31, 1999 has not been) a party to or subject to any judgment, order or decree against it or any of its assets; and (iii) there has been no reservation of rights by any insurance carrier, and to the Stockholders' knowledge, no such reservation is threatened, concerning the coverage of the Company with respect to any such matter.

      5.9 Compliance with Laws.

            (a) Generally. The Company is (and has been since December 31, 1999) in compliance in all material respects with all applicable law, including that involving antitrust, unfair competition, trade regulation, antipollution, environmental, employment and plant downsizing, relocation, closing or safety. The Company has not at any time made any illegal payments for political contributions or any bribes, illegal kickback payments or other illegal payments and is not disqualified, for any reason, from bidding on any project.

            (b) Charges or Violations; Investigations. The Company is not (and since December 31, 1999 has not been) either charged with, in receipt of any notice of, or to the Stockholders' knowledge, under investigation with respect to any material failure or alleged material failure to comply with any provision of any applicable law.

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            (c) Permits. Without limiting the foregoing: (i) the Company has all permits required with respect to assets owned, leased or used by it and its business (and a copy of all of such permits have been provided to Buyer); (ii) each such permit is in full force and effect; and (iii) the Company is (and has been) in compliance in all material respects with each such permit and any predecessor permit; provided, however, that the foregoing does not require disclosure of state and local business or similar licenses required of businesses generally.

      5.10 Bank Accounts. The Company has provided Buyer with a list of all of the Company's bank, money market, savings and similar accounts and safe deposit boxes, specifying the account numbers and the authorized signatories or persons having access to them.

      5.11 Transactions with Affiliates. No officer or director of the Company, no Stockholders, no spouse nor any children of any of them, no trust or other entity for the benefit (in whole or in part) of any of the foregoing and no person controlled by any combination of any of the foregoing: (a) is a party to any contract or plan of any kind whatsoever involving any such person and the Company; (b) owns directly or indirectly, in whole or in part, any property that the Company uses or otherwise has rights in respect of; or (c) has any cause of action or other claim whatsoever against, or owes any amount to, the Company.

      5.12 No Violations or Conflict from Execution, Delivery or Performance of this Agreement. The execution, delivery and/or performance of this Agreement do not and will not with the passage of time or the giving of notice or both: (a) violate, conflict with, constitute a default or require any consent or payment under, or permit a termination of: (i) any term or provision of the Company's articles of incorporation or bylaws; (ii) any loan document, lease or other contract to which the Company is a party or bound or to which it or any of its properties is subject or bound (including each Subject Agreement); (iii) any permit, judgment, decree or order of any governmental authority to which the Company or any of its properties are subject or bound; or (iv) any applicable law; or (b) create, or cause the acceleration of the maturity of, any obligation or liability of the Company; or (c) cause the Company not to have all of the rights, titles and interests that the Company currently has, unaltered and unimpaired, in and to any of the Company's assets.

      5.13 No Expected Material Adverse Change. No Stockholder, at the time of the execution and delivery of this Agreement, has formed a conclusion that, as a result of factors not generally known to the public or generally applicable to the Company's business or similar businesses, any material adverse effect on the Company's business or any of its assets will occur prior to December 31, 2006.

      5.14 No Governmental Consents Required. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority on the Company's or the Stockholders' part is required in connection with the Stockholders' execution, delivery or performance of this Agreement.

      5.15 Brokers or Finders. The Stockholders and its agents have incurred no liability or obligation, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with the execution, delivery or performance of this Agreement.

      5.16 Other. No representation or warranty by the Stockholders and no statement in any schedule or exhibit contains or will contain any untrue statement of a material fact, or omits or will omit a material fact, necessary to make a statement in any of them not misleading. The foregoing representation and warranty is in addition to, and does not limit in any way whatsoever, any other representation or warranty in this Article 5.

                                    ARTICLE 6
                     REPRESENTATIONS AND WARRANTIES OF BUYER

      The Buyer hereby represents and warrants to the Stockholders on and as of the Effective Date and again on and as of the Closing Date:

      6.1 Corporate Status and Authorization. The Buyer is a corporation duly incorporated, organized, and validly existing in good standing under the corporation laws of the State of Delaware. The Buyer is qualified to do business and is in good standing in every jurisdiction in which the Buyer is required to qualify to do business. The Buyer has all requisite power, authority, and capacity to execute and deliver this Agreement and all other agreements, documents, and instruments contemplated hereby and to carry out all actions required of it pursuant to the terms of this Agreement. The execution, delivery and performance of this Agreement and the other agreements, documents and instruments have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

      6.2 Noncontravention. Neither the execution and delivery of this Agreement by the Buyer nor the consummation by the Buyer of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the creation or imposition of any security interest, liens, claims, charges, options, debts, conditional sales agreements, title retention agreements, encumbrances of any kind, or restrictions against the transfer or assignment thereof upon any assets of the Buyer or upon the Bridgetech Shares pursuant to (a) the charter documents or Bylaws of the Buyer, each as amended to date; (b) any agreement or commitment to which the Buyer is a party or by which the Buyer is bound, or to which the Buyer is subject; or (c) any applicable law.

      6.3 Litigation. There are no material actions, suits, proceedings or orders pending or, to Buyer's knowledge, threatened against Buyer at law or in equity, before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign that could materially impair Buyer's ability to consummate the transactions contemplated hereby on or prior to the Closing Date.

      6.4 Brokers or Finders. Buyer and its agents have incurred no liability or obligation, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with the execution, delivery or performance of this Agreement.

                                    ARTICLE 7
                                OTHER AGREEMENTS

      7.1 Termination of Related Agreements. Effective as of the Closing Date, the Stockholders shall terminate all existing agreements between the Stockholders and the Company, except as otherwise directed by Buyer.

      7.2 Confidentiality; Press Releases and Announcements.

            (a) Generally. Prior to Closing, the Buyer will, and prior to and following Closing, each of the Stockholders will, (and each of them will cause their respective affiliates, officers, directors, employees, agents and representatives to) keep confidential and not disclose the existence or terms of this Agreement; provided, however, that disclosures of such information is permitted: (i) with the prior written consent of the other Party (which may not be unreasonably withheld or delayed), (ii) to professional advisers on a need-to-know basis and subject to their agreement to keep this Agreement confidential (and each party will be responsible for breaches of such obligations by its professional advisors), (iii) to the extent that enforcement of this Agreement's terms, applicable law, legal process or applicable stock exchange rules requires public disclosure, or (iv) in connection with a claim by a person that could give rise to a claim against a party. Each of Stockholders and the Buyer will be responsible for violations of the obligations of this Section by its affiliates and its and its affiliates officers, directors, employees, agents and affiliates.

            (b) Buyer Confidential Information. Each Stockholder covenants and agrees that it will not, directly or indirectly, from the date hereof through and including the fifth anniversary of said date disclose to any person, or use or otherwise exploit for the benefit of such Stockholder or any other Person, any Buyer Confidential Information, provided that a Stockholder may disclose such Buyer Confidential Information to any employee, officer, director, agent or attorney of such Stockholder who has a need to know such Buyer Confidential Information for the purposes of evaluating the transactions contemplated by this Agreement, but only upon a clear understanding by such employee, officer, director, agent or attorney of the Stockholder's obligations pursuant to this
Section 7.2; provided, however, that each Stockholder's obligations pursuant to this Section 7.2(b) with respect to any item of Buyer Confidential Information constituting a Trade Secret shall remain in effect for a period ending on the later of (A) five years from the date hereof, or (B) the last day of the period that applicable law shall protect such Buyer Confidential Information as a trade secret. "Buyer Confidential Information" shall mean any information (whether a trade secret or not; whether proprietary or not) relating to the Buyer or to the business of the Buyer which is of value to the Buyer, including, without limitation, manufacturing processes, know-how, designs, software, business plans, negotiations and contracts (including leases, notes and loan documents) with other companies, financial statements, cost and expense data, marketing strategies, customer lists, personnel matters, licenses, licensees, and licensors; provided, however, that Buyer Confidential Information shall not include information which (A) is known to the Stockholders prior to receipt from Buyer, which knowledge shall be evidenced by written records, (B) is or becomes in the public domain through no breach of this Agreement by the Stockholders,
(C) is received from a third party without breach of any obligation of confidentiality, (D) is independently developed by the Stockholders without the use of any information obtained from the Buyer, or (E) is disclosed pursuant to an order of a court of competent jurisdiction.

            (c) Press Releases and Announcements. The Stockholders shall not issue any press release, announcement or notice, either to the public or to the Company's employees, customers or suppliers, concerning this Agreement or the transactions contemplated hereby without the prior written consent of Buyer.

                                 ARTICLE 8
                              INDEMNIFICATION

      8.1 Survival. The representations and warranties of the Parties set forth in this Agreement, and all claims and causes of action in connection therewith, shall survive the Closing solely for purposes of this Article 8 and shall terminate on the close of business on that date that is sixty days after the expiration of the statute of limitations applicable to the matter addressed by the particular representation or warranty. The covenants of any party set forth in this Agreement that require performance by such party prior to the Closing Date, and all claims and causes of action with respect thereto, shall survive Closing solely for purposes of this Article 8 and shall terminate on the close of business on that date which is twelve months after the Closing Date. The covenants of any party set forth in this Agreement that require performance by such party at or after the Closing, and claims and causes of action with respect thereto, shall survive the Closing indefinitely with respect thereto unless otherwise provided herein.

      8.2 Indemnification Obligations by the Stockholders. If the Closing occurs, then the Stockholders will indemnify, defend and hold the Buyer harmless as provided in this Article 8, as to any Loss involving any of the following:

            (a) Corporate Indemnification: Any acts and omissions occurring, or fact or circumstance existing, on or before the Closing Date that entitle any officer, director, agent or other person to indemnification pursuant to the articles of incorporation, bylaws or other corporate authorization of the Company in effect on or before the Closing Date with respect to any act or omission prior to the Closing Date;

            (b) Fees and Expenses: Any obligation imposed on the Stockholders or the Company pursuant to this Agreement, including any fees and expenses incurred by the Stockholders or the Company in the course of negotiating and/or executing this Agreement, the agreements and documents contemplated herein or carrying out the actions required by the Stockholders or the Company by this Agreement or the agreements and documents contemplated hereby; and

            (c) Breaches: Without limiting or being in any manner limited by the foregoing, any breach of any representation, warranty, covenant or agreement made by the Stockholders in this Agreement or the agreements and documents contemplated herein;

            provided, however, that the Stockholders shall have no obligation to indemnify Buyer for any Losses until the aggregate amount of Losses suffered by Buyer exceeds $50,000, in which case Stockholders shall indemnify Buyer for all Losses.

      8.3 Indemnification Obligations by the Buyer. If the Closing occurs, then the Buyer will indemnify, defend and hold the Stockholders harmless as provided in this Article 8, as to any Loss arising out of any breach of any representation, warranty, covenant or agreement made by the Buyer in this Agreement or the agreements and documents contemplated herein; provided, however, that (i) Buyer shall have no obligation to indemnify the Stockholders for any Losses until the aggregate amount of Losses suffered by the Stockholders exceeds $50,000, in which case Buyer shall indemnify the Stockholders for all Losses, and (ii) the aggregate liability of Buyer shall not exceed the value of the Closing Shares and Earn-Out Shares delivered to the Stockholders hereunder, based upon a value per share of $3.00.

      8.4 Right to Contest. The party seeking indemnification (the "indemnified party") as to any matter that is based upon a claim by a person not a party to this Agreement ("Third Party Claim") will undertake in good faith to give prompt written notice of any such claim to the other party (the "indemnifying party"); provided, however, that a failure to provide such prompt written notice pursuant to the foregoing sentence will not prejudice any right to indemnification under this Agreement for a claim otherwise made in accordance with this Section except to the extent that the indemnifying party is prejudiced by such failure. The indemnifying party will have, at its election and with counsel chosen and paid by it (such counsel shall be subject to the reasonable approval of the indemnified party), the right to defend any Third Party Claim; provided, however, that the Buyer may elect to defend any claim in which the Buyer is the indemnified party at the Stockholders' expense. Neither party may settle a Third Party Claim or any related action (even if the indemnifying party has elected not to defend such action) without the consent of the other party, which consent will not be unreasonably withheld or delayed. The party not defending (whether by election or otherwise) a Third Party Claim will have the right at its own expense to attend, but not otherwise participate in, proceedings involving Third Party Claims.

      8.5 Certain Rules. The indemnification obligations in this Article 8, although stated in terms of the parties, will be for the benefit of the parties, their permitted successors and assigns and their officers, directors, employees, agents and affiliates. The phrase "breach of a representation" includes a misrepresentation. "Loss" means any loss, cost, damage, expense, payment, liability or obligation incurred with respect to the facts or circumstances with respect to which such term is used, including: (a) related attorneys', accountants' and other professional advisors' fees and expenses; (b) amounts paid in settlement of a dispute with a person not a party that if resolved in favor of such third party would constitute a matter to which a party is indemnified pursuant to this Agreement, even though such settlement does not acknowledge that the underlying facts or circumstances constitute a breach of a representation and warranty or other indemnified matter; (c) reasonable costs and expenses necessary to avoid having a claim for indemnification against another party pursuant to this Agreement or to mitigate any such claim; (d) any taxes of the recipient on indemnification payments made to it; and (e) interest on each of the foregoing at the Prime Rate from the date the Loss was incurred until paid. "Prime Rate" means the prime rate as published in the "Money Rates" table of The Wall Street Journal on the first day of the calendar quarter on which The Wall Street Journal was published in which the Loss was incurred and on the first such day of each subsequent calendar quarter in which the Loss is unpaid.

      8.6 Buyer Right of Offset. In the event that the Stockholders are entitled to receive Earn-Out Shares pursuant to Section 1.3 hereof:

            (i) if Buyer has suffered Losses that have not been indemnified as of the date on which Buyer is obligated to deliver the Earn-Out Shares to the Stockholders pursuant to Section 1.3 hereof, then Buyer shall be entitled to withhold a number of Earn-Out Shares equal in value to the amount of such Losses, based on a price per Earn-Out Share of $3.00, and Buyer shall be entitled to cancel such Earn-Out Shares.

            (ii) if Buyer has a reasonable basis on which to expect to suffer Losses following the date on which Buyer is obligated to deliver the Earn-Out Shares to the Stockholders pursuant to Section 1.3 hereof, then Buyer shall be entitled to withhold a number of Earn-Out Shares equal in value to the anticipated amount of such Losses, based on a price per Earn-Out Share of $3.00, until such time as the amount of such Losses is determined. At such time, Buyer shall be entitled to cancel a number of Earn-Out Shares equal to the amount of such Loss, and Buyer shall then deliver the balance of the Earn-Out Shares to the Shareholders.

If Buyer cancels Earn-Out Shares pursuant to clause (i) or clause (ii) above, each Stockholder hereby waives any claim with respect to such Earn-Out Shares, including any claim that such Stockholder is entitled to receive such Earn-Out Shares. The rights granted to Buyer pursuant to this Section 8.6 shall be in addition to, and shall not limit, any other rights of Buyer under this Agreement.

      8.7 Agreed Disclaimer of Effect of Knowledge. Each party, acknowledging that the other is entitled to rely on its representations and warranties (except as may be qualified herein) and covenants and agreements in this Agreement in order to preserve the benefit of the bargain otherwise represented by this Agreement, agrees that neither the survival of such representations, warranties, covenants and agreements, nor their enforceability nor any remedies for breaches of them will be affected by any knowledge of a party regardless of when or how such party acquired such knowledge.

                                 ARTICLE 9
                                TERMINATION

      9.1 Termination. Anything contained herein to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time:

            (a) by the mutual written consent of the Buyer and the Stockholders' Representative;

            (b) by the Buyer, if there has been a material violation or breach by any Stockholder of any covenant, representation or warranty contained in this Agreement which has prevented the satisfaction of any condition to the obligations of the Buyer at the Closing and such violation or breach has not been waived by the Buyer or cured by the Stockholders within ten days after written notice thereof from the Buyer;

            (c) by the Stockholders, if there has been a material violation or breach by the Buyer of any covenant, representation or warranty contained in this Agreement which has prevented the satisfaction of any condition to the obligations of the Stockholders at the Closing and such violation or breach has not been waived by the Stockholders or, in the case of a covenant breach, cured by the Buyer within ten days after written notice thereof by the Stockholders; or

      9.2 Effect of Termination. In the event of any termination of this Agreement by the Buyer or the Stockholders as provided above, the Buyer and the Stockholders shall retain all rights and remedies arising under law or contract in respect of any breach arising prior to such termination. In the event of a termination of this Agreement for any reason, this Agreement shall forthwith become void and of no further force or effect (other than this Article 9, Section 7.4 (Confidentiality) and Article 10 (General Provisions), which shall survive the termination of this Agreement and shall be enforceable by the parties hereto).

                                   ARTICLE 10
                               GENERAL PROVISIONS

      10.1 Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party of any provision (or of a breach of any provision) hereof, whether by conduct or otherwise, in any one or more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or a breach of any other provision) hereof.

      10.2 Remedies Cumulative. The remedies of a party provided for herein are cumulative and shall not exclude any other remedies to which any party may be lawfully entitled under this Agreement or applicable law, and the exercise of a remedy shall not be deemed an election excluding any other remedy (any such claim by the other party being hereby waived).

      10.3 Expenses. All expenses of the preparation, execution, and consummation of this Agreement and of the transactions contemplated hereby, including, without limitation, attorneys', accountants' and outside advisors' fees and disbursements, shall be borne by the party incurring such expenses. All such expenses of the Company shall be borne by the Stockholders.

      10.4 Notices. All notices, demands and other communications under this Agreement shall be in writing and shall be effective upon actual receipt whether delivered by personal delivery, legible facsimile or recognized overnight courier or sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

      If to the Stockholders, to:

      Herbert Wong
      2400 Crestmoor Road
      Nashville, TN 37215
      Phone: 615-386-7070
      Fax: 615-385-7236

      If to the Buyer, to:

      Bridgetech Holdings International, Inc.
      777 S. Highway 101, Suite 215
      Solana Beach, California  92075
      Attn: Thomas C. Kuhn, III
      Phone: 619-342-7440
      Fax:  619-342-7497

      with a copy sent contemporaneously to:

      Sutherland Asbill & Brennan LLP
      999 Peachtree Street, NE
      Atlanta, Georgia  30309
      Attn: B. Knox Dobbins
      Phone: 404-853-8053
      Fax: 404-853-8806

      10.5 Entire Agreement. This Agreement, together with its exhibits and schedules (including all executed Stockholder Representation Forms), contains the entire understanding of the parties relating to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof, and shall not be amended except by a written instrument hereafter signed by the Stockholders and the Buyer.

      10.6 Governing Law. The validity and construction of this Agreement shall be governed by the laws of the State of New York.

      10.7 Sections and Section Headings. All enumerated divisions and subdivisions of this Agreement are herein referred to as "Article" or "Section." The headings of Articles and Sections are for reference only and shall not limit or control the meaning thereof.

      10.8 Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Neither this Agreement nor the obligations of any party hereunder shall be assignable or transferable by such party without the prior written consent of the other party hereto; provided, however, that nothing contained in this Section 10.8 shall prevent the Buyer, without the consent of the Stockholders, from transferring or assigning prior to Closing, its rights to receive the

Company Shares to another entity controlling, under the control of, or under common control with the Buyer, and after the Closing, to any person or entity of its choosing.

      10.9 Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Stockholders shall execute and deliver such further instruments of conveyance and transfer and take such other actions as the Buyer may reasonably require more effectively to convey and transfer the Company Shares to the Buyer. The Stockholders and the Buyer shall also execute and deliver to the appropriate other party such other instruments as may be reasonably required in connection with the performance of this Agreement, and each shall take all such further actions as may be reasonably required to carry out the transactions contemplated by this Agreement.

      10.10 Certain Definitions; Etc. Whenever the context so requires, the singular number shall include the plural, the plural shall include the singular, and the gender of any pronoun shall include the other genders. The parties agree that (i) "applicable law" means all provisions of any constitution, statute, law, rule, regulation, decision, order, decree, judgment, release, license, permit, stipulation or other official pronouncement enacted, promulgated or issued by any governmental authority; (ii) "governmental authority" means any legislative, executive, judicial, quasi-judicial or other public authority, agency, department, bureau, division, unit, court or other public body, person or entity; (iii) "taxes" means all taxes, assessments, charges, duties, fees, levies or other governmental charges, including all federal, commonwealth, state, local, foreign or other income, profits, unitary, business, franchise, capital stock, real property, personal property, intangible taxes, withholding, unemployment compensation, disability, transfer, sales, use, excise and other taxes, assessments, charges, duties, fees, or levies of any kind whatsoever (whether or not requiring the filing of returns) and all deficiency assessments, additions to tax, penalties and interest; (iv) "including" and other words or phrases of inclusion, if any, shall not be construed as terms of limitation, so that references to "included" matters shall be regarded as non-exclusive, non-characterizing illustrations; (v) "will" shall have the same meaning as "shall" and means and obligation and an imperative and (vi) "knowledge" means
(A) the actual knowledge of the referenced person and (B) the knowledge that such person should have obtained upon reasonable inquiry regarding the referenced matter.

      10.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A fax copy of the signature page of this Agreement shall be deemed an original for all purposes.

 [Remainder of page intentionally blank. Signatures are on the following page.]

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

THE STOCKHOLDERS:                   /s/ Evans M. Clements III
                              --------------------------------------------
                              Print Name:       Evans M. Clements III

                                        /s/ David Dunham
                              --------------------------------------------
                              Print Name:       David Dunham

                                       /s/ James R. Howard
                              --------------------------------------------
                              Print Name:       James R. Howard

                                       /s/ Shirley Lockwood
                              --------------------------------------------
                              Print Name:       Shirley Lockwood

                                        /s/ Herbert Wong
                              --------------------------------------------
                              Print Name:       Herbert Wong

THE STOCKHOLDERS'
REPRESENTATIVE:                         /s/ Herbert Wong
                              --------------------------------------------
                              Print Name:       Herbert Wong

THE BUYER:                    BRIDGETECH HOLDINGS INTERNATIONAL, INC.

                              By:    /s/ Thomas C. Kuhn III
                                     -------------------------------------
                              Name:  Thomas C. Kuhn III
                              Title: EVP & CFO

                                 SCHEDULE 1

                            LIST OF STOCKHOLDERS

                                     NUMBER
                                       OF
   NAME                          COMPANY SHARES
---------------------            --------------
James R. Howard                        1,000
Evans M. Clements III                  1,000
David Dunham                           1,000
Herbert Wong                             950
Shirley Lockwood                          50
                                       -----
TOTAL                                  4,000

                                 SCHEDULE 5.1(C)

                       ARTICLES AND BYLAWS OF THE COMPANY

Provided separately.

                                  SCHEDULE 5.2

                            2004 FINANCIAL STATEMENTS

Provided separately.

                                    EXHIBIT A

                         STOCKHOLDER REPRESENTATION FORM

See attached.

                    BRIDGETECH HOLDINGS INTERNATIONAL, INC.:

                         STOCKHOLDER REPRESENTATION FORM

            THIS STOCKHOLDER REPRESENTATION FORM (the "FORM") made by the undersigned (the "STOCKHOLDER") as of the date set forth below, is given in favor of Bridgetech Holdings International, Inc., a Delaware corporation ("BRIDGETECH").

      Stockholder is a stockholder of International MedLink, Inc., a Texas corporation ("IML"). Pursuant to that certain Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT"), dated June 23, 2005, by and among Bridgetech and the stockholders of IML (the "IML STOCKHOLDERS"), Bridgetech will acquire all of the outstanding shares of capital stock of IML (the "IML STOCK") from the IML Stockholders (the "TRANSACTION"). As consideration for the IML Stock, Bridgetech will issue shares of its common stock, par value $.001 per share (the "BRIDGETECH STOCK"), to the IML Stockholders.

      NOW, THEREFORE, the Stockholder makes the following representations, warranties, and acknowledgements to Bridgetech:

   1. REPRESENTATIONS AND WARRANTIES.

            (a) The Stockholder owns those shares of IML Stock set forth beside the Stockholders' name on Schedule 1 to the Stock Purchase Agreement.

            (b) This Form has been duly authorized, executed and delivered by the Stockholder and this Form is the Stockholder's valid and binding obligation, enforceable against the Stockholder in accordance with its terms.

            (c) Stockholder and its advisors have had a reasonable opportunity to ask questions of and receive answers from the officers of Bridgetech, or a person or persons acting on their behalf, concerning Bridgetech and to obtain additional information necessary to verify the accuracy of the information provided by, or on behalf of, Bridgetech. All such questions have been answered to the full satisfaction of Stockholder. Stockholder represents and warrants that, in making the decision to acquire the Bridgetech Stock, Stockholder has relied and is relying solely on its review of the materials provided and its own independent investigation of Bridgetech.

            (d) Stockholder has such knowledge and experience in financial and business matters as to enable it (i) to utilize the information made available to it in connection with the Transaction, (ii) to evaluate the merits and risks associated with the acquisition of the Bridgetech Stock, and (iii) to make an informed decision with respect thereto.

            (e) Stockholder (i) has adequate means of providing for its current liabilities and possible contingencies, (ii) has no need for liquidity in connection with the acquisition of Bridgetech Stock, (iii) is able to bear the economic risks associated with the Bridgetech Stock for an indefinite period and has the capacity to protect its own interests in connection with the Transaction and the acquisition of Bridgetech Stock, and (iv) can afford the complete loss of its entire investment in the Bridgetech Stock.

            (f) Stockholder recognizes that the Acquisition of Bridgetech Stock involves significant risks, including, without limitation, those described on Exhibit B hereto. Stockholder acknowledges that an investment in Bridgetech is speculative and may result in the loss of Stockholder's entire investment.

            (g) Stockholder understands that (i) neither the offer nor the sale of the Bridgetech Stock nor the Transaction have been registered under the Act in reliance upon exemptions from the registration provisions of the Act, (ii) the shares of Bridgetech Stock must be held by Stockholder indefinitely unless the sale or transfer thereof (A) is subsequently registered under the Act, or
(B) an exemption from such registration is available, (iii) the certificates representing all shares of Bridgetech Stock will be legended to reflect such restrictions, (iv) Bridgetech is under no obligation to register any shares of Bridgetech Stock on Stockholder's behalf or to assist Stockholder in complying with any exemption from registration, and (v) the officers of Bridgetech will rely upon the representations and warranties made by Stockholder in this Form in order to establish such exemption from the registration provisions of the Act.

            (h) Stockholder understands that neither the offer nor the sale of the Bridgetech Stock has been registered under the securities laws of any state due to exemptions from registration based upon the private or limited nature of the offering and/or exemptions available for transactions involving purchasers such as Stockholder, and that the officers of Bridgetech will rely upon the representations and warranties made by Stockholder in this Form (including the Confidential Questionnaire) in order to establish such exemptions from registration under state securities laws.

            (i) Stockholder acknowledges and agrees that it will not sell, assign, pledge, hypothecate, transfer, or otherwise dispose of the Bridgetech Stock unless (i) such disposition is subsequently registered under the Securities Act, which is not contemplated, and registered under all applicable state laws and regulations, which is not contemplated or (ii) Stockholder provides Bridgetech with a legal opinion acceptable in form and substance (as to both such opinion and the counsel providing such opinion) to Bridgetech and Bridgetech's legal counsel stating that such disposition may be made without registration under the Securities Act and without registration under any applicable state laws and regulations. Stockholder understands that transfer instructions have been or will be placed on certificate(s) with respect to the Bridgetech Stock so as to restrict any such disposition thereof. Further, Stockholder acknowledges that Bridgetech is under no obligation to register the Bridgetech Stock on its behalf or to assist it in complying with any exemption from registration.

             (j) The Bridgetech Stock is being acquired solely for Stockholder's own account and not for the account of any other person. The Bridgetech Stock is being acquired for investment purposes only, and not for distribution, assignment or resale to others.

             (k) Stockholder realizes that it may not be able to sell or dispose of its shares of Bridgetech Stock, even in the case of an emergency, as there is no public market for such shares. Stockholder acknowledges that it will bear the economic risk associated with the Bridgetech Stock for an indefinite period of time.

            (l) Stockholder understands that no federal or state agency or securities exchange has recommended or endorsed the purchase of shares of Bridgetech Stock.

            (m) Stockholder acknowledges that neither Bridgetech, nor any person acting on Bridgetech's behalf, has offered to sell shares of Bridgetech Stock by means of any form of advertising. At no time was Stockholder presented with or solicited by any leaflet, promotional meeting, newspaper, magazine, radio or television program, article or advertisement, or any other form of general advertising or general solicitation.

            (n) The Stockholder has consulted with Stockholder's own legal, accounting, tax, investment and other advisors with respect to the tax treatment of an investment by Stockholder in the Bridgetech Stock and in Bridgetech and the merits and risks of an investment in the Bridgetech Stock and in Bridgetech.

            (o) Stockholder has kept and will continue to keep all information disclosed in connection with the Transaction in strict confidence, and Stockholder agrees only to disclose such information to its accountants, attorneys or other professional advisors to the extent necessary to evaluate the Transaction and an investment in the Bridgetech Stock. The same standard of confidentiality is expected from all such accountants, attorneys and other professional advisors who have received such information.

            (p) Stockholder is either: (i) an individual over the age of 21 (or the age of majority in the Stockholder's jurisdiction) and a resident at the address set forth on the signature page to this Agreement, and has no present intent of changing such residency, or (ii) an entity not formed for the specific purpose of acquiring or holding the Bridgetech Stock, with its principal place of business at the address set forth on the signature page to this Agreement. In the event that Stockholder's residence or principal place of business changes before Stockholder acquires said Bridgetech Stock and before the Bridgetech Stock is delivered to Stockholder, Stockholder covenants and agrees to promptly notify Bridgetech.

            (q) When executed by Stockholder, this Form (including these representations and warranties) will constitute a valid and binding obligation of Stockholder, enforceable in accordance with its terms. Stockholder, if not an individual, is empowered and duly authorized to enter into this Form under any governing documents, partnership agreements, operating agreements, trust instruments, pension plans, charter, certificate of incorporation, bylaw provisions or the like. The person, if any, signing this Form on behalf of Stockholder is empowered and duly authorized to do so by Stockholder's governing document or trust instrument, charter, certificate of incorporation, bylaw provision, board of directors or shareholder resolution, or the like.

            (r) Stockholder understands and agrees that the subscription set forth herein will not be binding upon Bridgetech until it is accepted by Bridgetech in writing, that acceptance of any or all subscriptions is within the sole discretion of Bridgetech, and that Bridgetech may choose to accept or reject any or all subscriptions, in whole or in part, including this subscription, for any reason or no reason, in its sole discretion.

            (s) The foregoing representations and warranties and all other information which Stockholder has provided concerning Stockholder and Stockholder's financial condition are true and accurate as of the date hereof. If in any respect such information, representations, warranties, and covenants are not true and accurate as of the closing of the Transaction, Stockholder will give written notice of such fact to the officers of Company specifying which information, representations, warranties, or covenants are not true and accurate and the reasons therefor.

      2. CONFIDENTIAL STOCKHOLDER QUESTIONNAIRE. In order to permit Bridgetech to determine whether the Stockholder is eligible to receive shares of Bridgetech Stock in the Transaction, the Stockholder has completed and executed the Confidential Stockholder Questionnaire attached as Exhibit A to this Form.

      3. LEGEND. The Stockholder acknowledges that stop transfer instructions with respect to the Bridgetech Stock received by the Stockholder will be given to Bridgetech's transfer agent and that there will be placed on the certificates for such shares a legend stating in substance as follows:

            The sale of shares represented by this certificate has not been registered under the Securities Act of 1933 (the "Act") or any applicable state securities laws (the "State Acts") and such shares may not be sold, transferred or otherwise disposed of unless a registration statement under the Act and the State Acts with respect to such shares is effective at such time or unless the Company determines that such shares may be sold without registration under the Act and the State Acts.

                        [Signature(s) on Following Page]

IN WITNESS WHEREOF, the Stockholder has caused this Form to be duly executed as of the date indicated. NOTE: PLEASE REMEMBER TO COMPLETE THE CONFIDENTIAL STOCKHOLDER QUESTIONNAIRE ATTACHED AS EXHIBIT A. THE STOCKHOLDER WILL NOT BE PERMITTED TO RECEIVE ANY BRIDGETECH STOCK UNLESS THE CONFIDENTIAL STOCKHOLDER QUESTIONNAIRE IS PROPERLY COMPLETED, EXECUTED AND RETURNED.

                                       STOCKHOLDER

                                       If Stockholder is an individual:
                                       ___________________________________
                                       Name: _____________________________

                                       Address:___________________________
                                               ___________________________
                                               ___________________________

                                       Date: June 23, 2005

                                       If Stockholder is an entity:

                                       ___________________________________
                                       [Print Entity Name]

                                       By: _______________________________
                                       Name: _____________________________
                                       Title: ____________________________

                                       Address:___________________________
                                               ___________________________
                                               ___________________________

                                       Date: ____________ ___, 2005

               [Signature page to Stockholder Representation Form]

                                 EXHIBIT A

                   CONFIDENTIAL STOCKHOLDER QUESTIONNAIRE

Please see attached.

                  BRIDGETECH HOLDINGS INTERNATIONAL, INC.:

                   CONFIDENTIAL STOCKHOLDER QUESTIONNAIRE

      The information contained in this Confidential Stockholder Questionnaire (the "Questionnaire") is being furnished to Bridgetech Holdings International, Inc., a Delaware corporation ("Bridgetech"), in connection with the transactions contemplated by that certain Stock Purchase Agreement, dated as of June 23, 2005, by and among Bridgetech and the stockholders of International MedLink, Inc., a Texas corporation ("IML"), to enable Bridgetech to determine whether shares of the $0.001 par value Common Stock of Bridgetech (the "Bridgetech Stock"), may be issued to the undersigned pursuant to applicable exemptions from the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws. The information provided in response to this Questionnaire will be relied on by Bridgetech to determine whether such exemptions are available.

      All information contained herein is for Bridgetech's and its counsel's use and will at all times be kept strictly confidential; however, the undersigned agrees that Bridgetech may present this Questionnaire to such parties as it may deem appropriate, if called upon to establish the availability of the exemptions under the Securities Act and applicable state securities laws. Furthermore, the undersigned agrees that Bridgetech may disclose certain information contained herein to any state or federal securities agency or regulatory authority as may be necessary or appropriate to comply with the Securities Act or any state securities laws, and any rules or regulations promulgated thereunder.

      COMPLETION OF THIS QUESTIONNAIRE IS REQUIRED BEFORE ANY ISSUANCE OF SHARES OF BRIDGETECH STOCK MAY BE MADE TO YOU.

      If you have any questions regarding the completion of this Questionnaire, please call Bridgetech's Executive Vice President and Chief Financial Officer, Thomas C. Kuhn III at (619) 342-7440.

                   CONFIDENTIAL STOCKHOLDER QUESTIONNAIRE

               PLEASE TYPE OR PRINT LEGIBLY (EXCEPT FOR SIGNATURE)
          DO NOT LEAVE BLANK SPACES - IF A QUESTION IS "NOT APPLICABLE"
                       OR THE ANSWER IS "NONE," SO STATE.
                     (Attach additional pages if necessary)

1. Name of undersigned (as applicable):

      (a) Individual:___________________________________________________________
                              First Name       Middle Name         Last Name

      (b) Joint Stockholder:____________________________________________________
                              First Name       Middle Name         Last Name

      (c) Entity:_______________________________________________________________

      Street Address:___________________________________________________________

      City:______________________

      State:_____________________

      Zip Code:__________________ Telephone:____________________________________

      Social Security, Federal Employer I.D. No. or Taxpayer I.D. No.:__________

2. State of residence or entity organization:

      __________________________________________________________________________

3. The following information is required to ascertain whether the undersigned will be deemed an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. The undersigned is: (PLEASE MARK ALL THAT APPLY):

      (a) A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
            Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the employee benefit plan is a self-directed plan, including a SEP/IRA, with investment decisions made solely by persons that are accredited investors;

                                                        Yes _______   No _______

      (b) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                                                        Yes _______   No _______

      (c) An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or a partnership, in each case not formed for the specific purpose of acquiring the Bridgetech Stock and with total assets in excess of $5,000,000;

                                                        Yes _______   No _______

      (d)   A director or executive officer of Bridgetech;

                                                        Yes _______   No _______

      (e) A natural person whose individual net worth(1), or joint net worth with such person's spouse, exceeds $1,000,000;

                                                        Yes _______   No _______

----------
(1) For purposes of determining "net worth," the principal residence owned by an individual must be valued either at (a) cost, including the cost of improvements, net of current encumbrances upon the property, or (b) the appraised value of the property as determined by a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. "Institutional lender" means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and that has such loans receivable in the amount of $2,000,000 or more.

      (f) A natural person who had an individual income(2) in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                                        Yes _______   No _______

      (g) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Bridgetech Stock, whose purchase is directed by a sophisticated person;

                                                        Yes _______   No _______

                  (i) If the undersigned is a trust, but answered NO to (g), is the trust revocable?

                                                        Yes _______   No _______

                        (A) If YES, are all the GRANTORS (NOT beneficiaries) individuals who meet the requirements of section 3(d), 3(e) or 3(f) above?

                                                        Yes _______   No _______

                        If the undersigned answered YES to (g) and to (g)(i), each grantor must furnish Bridgetech a letter confirming that such grantor is an accredited investor.

      (h) An Individual Retirement Account in which the participant is an accredited investor; or

                                                        Yes _______  No _______

      (i) An entity (other than a trust, which should respond under (g) above) in which all of the equity owners are accredited investors. If YES, each equity owner must furnish Bridgetech a letter confirming that such equity owner is an accredited investor.

                                                        Yes _______   No _______

                             Names of Equity Owners:
                             _______________________
                             _______________________
                             _______________________

----------
(2) Individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income received under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, (iv) any amounts contributed to a pension or profit-sharing plan to the extent such contributions are vested, and (v) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

4. THE UNDERSIGNED POSSESSES A GENERAL UNDERSTANDING OF THE NATURE AND RISKS OF INVESTMENTS.

      Yes:________     No:________

5. THE UNDERSIGNED CONSIDERS HIMSELF, HERSELF OR ITSELF TO BE AN EXPERIENCED, SOPHISTICATED INVESTOR.

      Yes:________     No:________

6. THE UNDERSIGNED HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT HE, SHE OR IT IS CAPABLE OF EVALUATING THE RISKS AND MERITS OF AN INVESTMENT IN THE BRIDGETECH STOCK.

      Yes:________     No:________

7. THE TYPES OF INVESTMENTS THE UNDERSIGNED HAS MADE IN THE PAST FIVE YEARS ARE AS CHECKED BELOW:

      Stocks________________________     Bonds____________________________

      Oil and Gas Limited                Equipment
      Partnerships__________________     Limited Partnerships_____________

      Certificates of                    Real Estate
      Deposit_______________________     Limited Partnerships____________

      Non-Marketable/Restricted
      Securities____________________     Mutual Funds_____________________

8. THE UNDERSIGNED HAS UTILIZED THE SERVICES OF PROFESSIONAL ADVISORS TO ANALYZE ANY SUCH INVESTMENTS FOR THE UNDERSIGNED.

      Yes:________     No:________

9. NOTE: This Section 9 will only apply to the undersigned if such undersigned is not determined to be an "accredited investor."

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT HERBERT WONG WILL SERVE AS A PURCHASER REPRESENTATIVE FOR THOSE SHAREHOLDERS OF INTERNATIONAL MEDLINK, INC. WHO ARE DETERMINED TO BE UNACCREDITED INVESTORS. THE UNDERSIGNED HEREBY APPOINTS MR. WONG AS THE UNDERSIGNED'S PURCHASER REPRESENTATIVE, EFFECTIVE IN THE EVENT THAT THE UNDERSIGNED IS NOT DETERMINED TO BE AN "ACCREDITED INVESTOR." THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT MR. WONG WILL REVIEW THE STOCK PURCHASE AGREEMENT AND RELATED DOCUMENTS FOR THE PURPOSE OF DETERMINING, AMONG OTHER THINGS, THE SUITABILITY OF AN INVESTMENT IN BRIDGETECH STOCK WITH RESPECT TO THE UNDERSIGNED'S PERSONAL SITUATION.

10. THE UNDERSIGNED HAS INDICATED BELOW ADDITIONAL INFORMATION THAT MAY BE HELPFUL IN ENABLING BRIDGETECH TO DETERMINE THAT THE UNDERSIGNED'S KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS ARE SUFFICIENT TO ENABLE THE UNDERSIGNED TO EVALUATE THE MERITS AND RISKS OF THIS INVESTMENT.
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

11. ONLY IF THE UNDERSIGNED IS SIGNING ON BEHALF OF AN ENTITY (THE "ENTITY"), PLEASE ANSWER THE FOLLOWING QUESTIONS.

      (a)   Was the Entity formed for the purpose of investment in Bridgetech?

            Yes:________     No:________

      (b) Are the shareholders, partners, grantors, beneficiaries, or other beneficial owners(3) of the Entity's securities contributing additional funds to the Entity for the purpose of acquiring Bridgetech Stock?

            Yes:________     No:________

      (c) Are the shareholders, partners, grantors, beneficiaries, or other beneficial owners of the Entity's securities permitted to opt in or out of particular investments made by the Entity?

            Yes:________     No:________

      (d) Do the shareholders, partners, grantors, beneficiaries, or other beneficial owners of the Entity's securities participate pro rata in investments made by the Entity, in accordance with their respective ownership interests in the Entity?

            Yes:________     No:________

      (e) Does the value of the Bridgetech Stock anticipated to be received by the Entity (together with the value of the securities already owed by the Entity), aggregated with the value of all other securities owned by the Entity which are issued by private investment companies, exceed 10% of the value of the Entity's total assets?

            Yes:________     No:________

----------
(3) The term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (a) the power to vote, or to direct the voting of, a security, and/or (b) the power to dispose, or to direct the disposition of, a security.

      (f) Provide the number of owners of the Entity's outstanding securities, including stock interests, trust interests, debt securities, and other beneficial interests (other than short-term paper):__________________

      (g) Is the Entity an employee benefit plan (including, but not limited to, a pension or profit-sharing plan subject to ERISA)?

            Yes:________     No:________

      (h) If the answer to (g) is "Yes," do participants both (i) make contributions to the plan, and (ii) have the power to direct investments of the plan with respect to the portion thereof allocable to the participant?

            Yes:________     No:________

                  [Signature blocks appear on following pages]

                             SIGNATURE PAGE TO
                         CONFIDENTIAL QUESTIONNAIRE

      The applicable Signature Block must be COMPLETED AND RETURNED.

INDIVIDUAL SIGNATURE BLOCK:

      IN WITNESS WHEREOF , the undersigned has executed this Questionnaire this 23rd day of June, 2005.

_______________________________________
Signature

_______________________________________
Print Name

_______________________________________
Signature of Spouse or Co-Owner if Joint Tenants, Tenants in Common or Community Property

_______________________________________
Print Name of Spouse or Co-Owner if Joint Tenants, Tenants in Common or Community Property

CORPORATION SIGNATURE BLOCK:

      IN WITNESS WHEREOF, the undersigned corporation has caused its duly authorized officer to execute this Questionnaire this__________ day of __________, 2005.

_______________________________________
TYPE OR PRINT NAME OF CORPORATION

Address:____________________________
City:_______________________________
State:______________________________
Zip:________________________________

By:_________________________________
(Signature of Officer signing on behalf of Corporation)

Print Name:_________________________

Title:______________________________

PARTNERSHIP, LIMITED LIABILITY COMPANY OR TRUST SIGNATURE BLOCK:

      IN WITNESS WHEREOF, the undersigned entity has caused its duly authorized representative to execute this Questionnaire this__________ day of __________, 2005.

______________________________________________________________________
TYPE OR PRINT NAME OF PARTNERSHIP, LIMITED LIABILITY COMPANY OR TRUST

Address:__________________________________________
City:_____________________________________________
State:____________________________________________
Zip:______________________________________________

__________________________________________________
Signature of Partner(s), Member(s), or Trustee(s)
Signing on Behalf of Partnership, Limited
Liability Company or Trust

By: ______________________________________________
    Print Name of Partner(s), Member(s),
    Manager(s), Trustee(s) or Administrator(s)

        Title:____________________________________

    If Partner, Member, Manager, Trustee or Administrator is an entity:

        By:_______________________________________

        Title:____________________________________

By: ______________________________________________
    (Print name of additional Partner, Member, Manager, Trustee or Administrator if signature is required by governing documents of Partnership, Limited Liability Company, Trust or
    Qualified Plan)

        Title:____________________________________

    If Partner, Member, Manager, Trustee or Administrator is an entity:

        By:_______________________________________

        Title:____________________________________

                                    EXHIBIT B

                                  RISK FACTORS

      An investment in Bridgetech Holdings International, Inc. (the "Company") involves a high degree of risk and, therefore, should be undertaken only by investors capable of evaluating the risks of the Company and bearing the risks it represents. Prospective stockholders should carefully consider the following factors, in addition to other information furnished to prospective stockholders. These Risk Factors do not purport to be a complete disclosure of all risks that may be relevant to a decision to acquire the Bridgetech Stock. Prospective stockholders must rely upon their own examination of and ability to understand the nature of this investment, including the risks involved, in making a decision to invest in the Company. There can be no assurance that the Company will be able to achieve its investment objective or that stockholders will receive a return. You should acquire shares of Bridgetech Stock only if you can afford a complete loss of your investment.

RISKS RELATED TO OUR BUSINESS

Because we have a short operating history under our current management, there is limited information upon which you can evaluate our business.

      Our Company was formed on June 4, 1991, but it did not begin operations in its current line of business until earlier this year. As such, we have not engaged in a sufficient amount of consistent activity over a sustained period of time to establish an operating history in our current line of business. Since beginning operations in our current line of business, we have not been profitable, and we have limited financial results upon which you may judge our potential.

      You should consider our prospects in light of the risks, uncertainties and difficulties frequently encountered by companies that are, like us, in their early stage of development, particularly companies in the rapidly evolving market for medical products and services. To be successful in this market, we must, among other things: attract and maintain a broad base of large and small customers; increase awareness of our concept; develop and introduce functional and attractive product and service offerings; respond to competitive and technological developments; attract, integrate, motivate and retain qualified personnel; and continue to build and expand our operational structure to support our business. We cannot guarantee that we will succeed in achieving these goals, and our failure to do so would have a material adverse effect on our business, prospects, financial condition and operating results. We have experienced in the past and may experience in the future under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early stage business. As a result of these factors, other factors described herein and unforeseen factors, we may not be able to successfully implement our business model, and an investor in the Bridgetech Stock should be prepared to lose the entire amount of his or her investment.

We may be unable to meet our future capital requirements.

      Based on our current operating plan, we anticipate that we will need additional capital in the near future. If we raise additional funds by issuing equity or convertible debt securities, the percentage ownership of our stockholders will be diluted. We currently do not have any commitments for additional financing. We cannot be certain that additional financing will be available when and to the extent required or that, if available, it will be on acceptable terms. If adequate funds are not available on acceptable terms, we may not be able to fund our expansion, develop or enhance our products or services or respond to competitive pressures. In that event, holders of the Bridgetech Stock could lose their entire investment.

We anticipate significant future losses and are unable to accurately forecast our revenues

      We expect to incur net operating losses and negative cash flows. We will incur significant direct expenses associated with the development of our products and associated technology and our marketing and sales efforts. We may not achieve sufficient revenues in relation to our expenses to ever become profitable. If we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis.

      As a result of our lack of operating history and the emerging nature of the markets in which we intend to compete, we are unable to forecast our revenues with any degree of certainty. Our current and projected expense levels are based largely on our estimates of future revenues. We expect our expenses to increase significantly in the future as we continue to incur significant sales and marketing, product development and administrative expenses. The success of our business depends on our ability to increase our revenues to offset our expenses. If our revenues fall short of our projections, our business, financial condition and operating results will be materially adversely affected.

If we are unable to identify or complete acquisitions of other companies, or if we are unable to successfully integrate any such acquisitions, we may not be able to successfully implement our business model.

      We plan on expanding our business, in part, through acquisitions. We may compete with other companies, many of which may have greater resources than we do, in identifying and acquiring potential targets. In addition, any acquisitions and any internally-generated growth experienced by us could place significant demands on our management, thereby restricting or limiting our available time and opportunity to identify and evaluate potential future opportunities.

      Moreover, any future acquisitions, investments, strategic alliances or related efforts will be accompanied by the risks commonly encountered in such transactions or efforts. Such risks include, among others:

            - the difficulty of identifying appropriate acquisition candidates;

            -     the diversion of management's attention;

            - the difficulty of assimilating the operations, technologies, products and personnel of the respective entities;

            - the inability of management to capitalize on the opportunities presented by acquisitions, investments, strategic alliances or related efforts; and,

            - the inability to maintain uniform standards, controls, procedures and policies and the impairment of relationships with employees and customers as a result of changes in management.

Further, to the extent that any such transaction involves customer bases or businesses located outside the United States, the transaction would involve the risks associated with international operations. There can be no assurance that we would be successful in overcoming these risks or any other problems encountered with such acquisitions, investments, strategic alliances or related efforts. Further, there can be no assurance that acquisition opportunities will be available, that we will have access to the capital required to finance potential acquisitions, that we will continue to acquire businesses or that the acquired businesses will be profitable. Acquisitions may result in potentially dilutive issuances of equity securities, the incurrence of debt and the amortization of expenses related to goodwill and other intangible assets, all of which could have a material adverse effect on us.

If we are unable to develop and maintain alliances with strategic partners, we may have difficulty developing and selling our products and services.

      Our ability to develop business alliances with medical device, medical service and/or health- related companies is an essential component of our strategy. There can be no assurance that our efforts to develop such business relationships will progress to mature relationships or that any such relationships will be successful. Further, relying on these or other alliances will present additional risks, such as:

   - our partners may not devote sufficient resources to the development and sale of our products and technologies;

   -     our collaborations may be unsuccessful;

   - our partners may develop products or technologies competitive with our products and technologies; and

   - we may not be able to negotiate future alliances on acceptable terms.

      We have entered into a Joint Venture Agreement with Amcare Labs International, Inc., effective as of April 10, 2005. This Joint Venture Agreement is subject to several conditions to closing and will terminate on June 30, 2005 if the closing has not occurred by such date. In addition to the risks described above, we cannot assure you that we will be able to close the transactions contemplated by the Joint Venture Agreement on or before June 30, 2005.

We expect intense competition in our industry.

      The medical device, services and products business is highly competitive with many companies having access to the same market. Many of our competitors are large, diversified companies with significant expertise and contacts. Many of these competitors have greater name recognition, greater financial and other resources, more significant research and development staffs, marketing and distribution programs and facilities, and longer operating histories than we have, and these competitors can be expected to compete within the business in which we engage and intend to engage. We cannot assure you that we will succeed in the face of strong competition from other companies or that we will have the necessary resources to be competitive and to achieve a profitable position in the marketplace. Moreover, we cannot assure you that our intellectual property rights will block competitive products. We are subject to the risks which are common with under-capitalized companies. Therefore, potential acquirors of Bridgetech Stock should consider an investment in us to be an extremely risky venture.

Technological changes and uncertainty present significant challenges and risks to us.

      We are involved in the creation, production, and distribution of medical devices, services and products. Marketing such products requires extensive research efforts, yet their relative attractiveness in the marketplace can be affected by rapid technological change. New developments in this area are expected to continue at a rapid pace in both industry and academia. There can be no assurance that research will not lead to discoveries by others that are more effective than those of the Company, or that such research and discoveries by others will not render some or all of the Company's programs, services or products noncompetitive or obsolete. No assurance can be given that unforeseen problems will not develop with the technologies or applications used by the Company or that the Company's products and services will ultimately be commercially feasible.

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

We may be unsuccessful in our efforts to protect our proprietary rights, and third parties may assert rights in our proprietary rights.

      The Company believes that its trademarks, patents and other proprietary rights are important to its success and its competitive position. There can be no assurance that the actions taken by the Company to establish and protect its proprietary rights will be adequate either to prevent imitation of its products by others or to prevent others from seeking to block sales of the Company's products as violative of the proprietary rights of others. No assurance can be given that others will not assert rights in, or ownership of, trademarks and other proprietary rights of the Company. Any litigation involving our intellectual property could be costly and time-consuming. In addition, the laws of certain foreign countries do not protect proprietary rights to the same extent as do the laws of the United States, with the result that our intellectual property may not be entitled to as much protection in those countries.

International operations present a number of risks to us.

      The Company is seeking to establish international operations, with a particular focus on China. International operations and exports to foreign markets are subject to all of the risks generally associated with doing business abroad, such as foreign government regulation, economic conditions, currency fluctuations, duties and taxes, war and political unrest, changing political conditions, disruptions or delays in shipments, expropriation, nationalization, the inability to obtain or the renegotiation or nullification of existing concessions, licenses, permits, approvals and contracts, taxation policies, foreign exchange and repatriation restrictions, international monetary fluctuations, currency controls and foreign governmental regulations that favor or require the awarding of contracts to local contractors or require foreign contractors to employ citizens of, or purchase supplies from, a particular jurisdiction. In addition, in the event of a dispute arising from foreign operations, the Company may be subject to the exclusive jurisdiction of foreign courts or may not be successful in subjecting foreign persons to the jurisdiction of courts in the United States. These factors, among others, could impact the Company's ability to sell its products and services in international markets. If any such factors were to impact the conduct of our business in a particular country, there could be a material adverse effect on the Company's business, financial condition and results of operations. In addition, the majority of the Company's sales are derived from the U.S. As a result, predicting foreign consumer demand may be more difficult for the Company than predicting U.S. consumer preferences, and there can be no assurance that the Company's merchandise or marketing efforts will be successful in foreign markets.

Fluctuations in foreign currency exchange rates could result in declines in our reported sales and earnings.

      Our international sales will be denominated in local currencies and not in U.S. dollars, and our reported sales and earnings will be subject to fluctuations in foreign exchange rates. Foreign currency fluctuations may adversely affect our sales and earnings. At present, we do not engage in hedging transactions to protect against uncertainty in future exchange rates between particular foreign currencies and the U.S. dollar.

Our products and services are subject to extensive regulations with which compliance is costly and which expose us to penalties for non-compliance. We may not be able to obtain required regulatory approvals for our products and services in a cost-effective manner or at all, which could adversely affect our business and results of operations.

      The production and marketing of our products and our ongoing preclinical testing and clinical trial activities are subject to extensive regulation and review by numerous governmental authorities both in the United States and abroad. U.S. and foreign regulations applicable to medical devices are wide-ranging and govern, among other things, the testing, marketing and pre-market review of new medical devices, in addition to regulating manufacturing practices, reporting, advertising, exporting, labeling and record keeping procedures. We are required to obtain approval or clearance from the State Food and Drug Administration of China (the "SFDA") before we can market our products in China. The regulatory process requires significant time, effort and expenditures to bring our products to market, and we cannot assure that any of our products will be approved for sale. Any failure to obtain regulatory approvals or clearances could prevent us from successfully marketing our products. Our failure to comply with applicable regulatory requirements could result in governmental agencies:

   -     imposing fines and penalties on us;

   -     preventing us from manufacturing or selling our products;

   -     bringing civil or criminal charges against us;

   -     delaying the introduction of our new products into the market;

   -     recalling or seizing our products; or

   -     withdrawing or denying approvals or clearances for our products.

      If any or all of the foregoing were to occur, our business, prospects, financial condition or results of operations could be adversely affected.

      Even if regulatory approval or clearance of a product is granted, the approval or clearance could limit the uses for which the product may be labeled and promoted, which may limit the market for our products. Further, for a marketed product, its manufacturer and manufacturing facilities are subject to periodic reviews and inspections by the SFDA and foreign regulatory authorities. Subsequent discovery of problems with a product, manufacturer or facility may result in restrictions on the product, manufacturer or facility, including withdrawal of the product from the market or other enforcement actions. In addition, regulatory agencies may not agree with the extent or speed of corrective actions relating to product or manufacturing problems.

      Furthermore, because we are subject to extensive regulation in the countries in which we operate, we are subject to the risk that regulations could change in a way that would expose us to additional costs, penalties or liabilities.

The operation of our products could result in product liability claims.

      Given the nature of our business, we face an inherent risk of exposure to product liability claims in the event that the use of products or services that we sell results in injury. While we intend to obtain product liability insurance, there can be no assurance that such insurance will continue to be available at a reasonable cost, or, if available, will be adequate to cover liabilities. We do not anticipate obtaining contractual indemnification from parties acquiring or using our products. In any event, any such indemnification if obtained will be limited by our terms and, as a practical matter, to the creditworthiness of the indemnifying party. In the event that we do not have adequate insurance or contractual indemnification, product liabilities relating to defective products could have a material adverse effect on our operations and financial conditions.

We depend heavily on key personnel.

      Our performance is substantially dependent on the performance of our Chairman, Herbert Wong, our President and Chief Executive Officer, Michael Chermak, our Executive Vice President and Chief Financial Officer, Thomas C. Kuhn III, our Chief Information Officer, Derek Cahill, and other key employees. Although none of these employees has indicated that he intends to leave the Company, the loss of the services of any of these employees could have a material adverse effect on the business, operating results and financial condition of the Company.

The Company's new management team is currently reviewing the Company's corporate history and may discover material issues.

      The Company's new management team is currently engaged in a review of the Company's books, records and other information. At this point, the review has not yet been completed. During the course of this review, we may discover significant corporate governance and other "clean-up" issues, deficiencies or liabilities that will need to be resolved. Our attempts to resolve these issues could require material costs and expenses, could divert management's attention, could create uncertainty for the Company and could postpone or cause us to abandon other initiatives. Moreover, we can offer no assurance that we will be able to adequately resolve any such issues.

We are not subject to the reporting requirements of the Securities Exchange Act of 1934; as such, there is limited business and financial information publicly available to you regarding our business.

      In December 2004, the Company (then known as Parentech, Inc. and then engaged in a different business) withdrew its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended. Prior to the Company's withdrawal, the Company had not generated material revenues for three years. Because we are not subject to Securities and Exchange Commission reporting requirements, there is limited public information available regarding our current business. Additionally, we have not obtained any audited financial statements for 2004. As such, you do not have access to such information normally available to evaluate our business and financial condition.

We may have insufficient assets upon dissolution or termination to return any amounts to our stockholders.

      In the event of dissolution of the Company, the proceeds from the liquidation of its assets, if any, will be first used to satisfy the claims of creditors. There is no assurance that the Company's assets would be sufficient to satisfy creditors' claims in full. Only after all outstanding debts are satisfied will the remaining proceeds, if any, be distributed to our stockholders. Accordingly, our stockholders' ability to recover all or any portion of their investment under such circumstances will depend on the amount of proceeds that the Company realizes from liquidation of its assets.

RISKS RELATED TO THE BRIDGETECH STOCK

The determination of the subscription price is arbitrary and is significantly higher than the subscription price for recent sales of the shares

      The price of $3.00 per share of Bridgetech Stock ascribed to the Bridgetech Stock in the Stock Purchase Agreement has been arbitrarily determined. We issued shares of Bridgetech Stock at a price of $1.00 per share in February 2005, and we are currently offering shares of Bridgetech Stock at a price of $2.00 per share to a small number of potential investors. The price for the shares set forth in the Stock Purchase Agreement is not an indication of the shares' market value or of the value of the Company's assets. The Company cannot provide any assurance that the shares, if transferable, can be sold for such price or for any amount. As a result, a stockholder may be unable to sell or otherwise dispose of the Bridgetech Stock should he or she desire to liquidate his or her investment in the event of an emergency or other financial need or to pay any tax liability incurred related to the Bridgetech Stock.

There is no trading market for the Bridgetech Stock and a trading market may never develop which may prevent you from selling your shares and may result in the loss of your entire investment.

      The purchase of the Bridgetech Stock should be considered an illiquid investment and should be undertaken only if you are prepared to bear the risk of an investment in the Bridgetech Stock for an indefinite period. We are issuing the Bridgetech Stock pursuant to exemptions from registration under applicable federal and state securities laws. Any subsequent transfer or resale of the Bridgetech Stock by you will be restricted unless other exemptions from such registration provisions are applicable for such transfer or unless the shares of Bridgetech Stock issued to you is registered under the federal and state securities laws. Therefore, while shares of our common Bridgetech Stock are quoted on the "pink sheets," we cannot assure you that any other trading market for our securities will develop and you should anticipate bearing the economic risk of your investment for an indefinite period of time.

      If the Company were to seek to have shares of its common stock quoted on the OTC Bulletin Board or other trading medium, it may be subject to lengthy delays in doing so, and there can be no assurance that the Company's efforts will be successful. Moreover, in the event that the Company's shares become quoted on any such trading medium, we may be subject to the penny stock rules by the Securities and Exchange Commission that require brokers to provide extensive disclosure to their customers prior to executing trades in penny stocks, and as such there may be a reduction in the trading activity of our common stock. As a result, you may find it difficult to sell your shares of Bridgetech Stock.

Bridgetech Stockholders are subject to potential dilution as a result of future issuances of securities.

      In the event the Company needs additional capital, the Company may offer to sell additional stock. Some such stock could have rights, preferences and privileges senior to the Bridgetech Stock. Any such issuance would dilute the subscriber's equity interest in the Company and might adversely affect the value of his or her investment.

We do not intend to declare dividends.

      We have not paid any dividends in the past and do not anticipate paying any dividends in the foreseeable future.

RISKS RELATED TO THE TRANSACTION

Any projections regarding our future performance may be incorrect.

      Any projections delivered to prospective stockholders were prepared by the Company's management based on assumptions that they believe to be reasonable, but are nonetheless subject to inherent uncertainties and contingencies, many of which are beyond the control of the Company. These inherent uncertainties are compounded because of the Company's brief operating history, and none of the data contained in the projections has been audited. There can be no assurance that these or any other assumptions will prove to be justified, or that the Company's results will resemble those set forth in the financial projections. Indeed, you should assume that actual operational results for the Company will vary materially from those set forth in the projections. Furthermore, no assurance can be given to you that the basis for these assumptions or the assumptions themselves will prove well-founded.

Our financial statements are unaudited.

      Any historic financial statements presented to you in connection with the Transaction are unaudited financial statements.

No Investors' Counsel

The Company has not retained any independent professionals to review or comment on the Transaction or the issuance of Bridgetech Stock in connection therewith, or to otherwise protect the interests of the IML Stockholders in connection therewith. Although the Company has retained its own counsel, neither that law firm nor any other law firm has made, on behalf of the IML Stockholders, any investigation of the merits or the fairness of the Transaction, the issuance of Bridgetech Stock in connection therewith or of any factual matters represented in connection therewith, and the IML Stockholders should not rely on the law firm so retained with respect to any matters herein described. Prior to making an investment in the Company, all potential stockholders should consult with their own legal, financial and tax advisers.

                                    EXHIBIT B

                               BUYER'S CERTIFICATE

See attached.

                     BRIDGETECH HOLDINGS INTERNATIONAL, INC.

                               BUYER'S CERTIFICATE

      THIS BUYER'S CERTIFICATE is being executed and delivered by Bridgetech Holdings International, Inc., a Delaware corporation (the "Company"), pursuant to Section 2.2(a)(iii) of that certain Stock Purchase Agreement, dated June 23, 2005 (the "Agreement"), by and among the Company and the shareholders of International MedLink, Inc., a Texas corporation ("IML").

1. The Company has the corporate power and authority to execute, deliver and perform the Agreement and the agreements, instruments and documents to be executed and delivered by it pursuant to the Agreement.

2. The Agreement and each other agreement, instrument and document executed by the Company in connection with the consummation of the transactions contemplated by the Agreement have been duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with their terms. Without limiting the foregoing, the Company has taken all necessary corporate action in connection with the approval of the Agreement and the other agreements, instruments and documents executed by the Company pursuant thereto.

3. The representations and warranties of the Company contained in the Agreement are true and correct in all material respects on and as of the date hereof.

4. The Company is in compliance with all covenants with which it is obligated to comply under the Agreement as of the date hereof.

      The foregoing shall be deemed to be certifications of the Company and not of the undersigned personally.

      IN WITNESS WHEREOF, the undersigned has executed this certificate pursuant to Section 2.2(a)(iii) of the Agreement this ___ day of June, 2005.

                              BRIDGETECH HOLDINGS INTERNATIONAL, INC.

                              By:  _____________________________________
                                   Name:   Thomas C. Kuhn III
                                   Title:  Executive Vice President and
                                           Chief Financial Officer

                                    EXHIBIT C

                            STOCKHOLDER'S CERTIFICATE

See attached.

                    STOCKHOLDERS' REPRESENTATIVE CERTIFICATE

      THIS STOCKHOLDERS' REPRESENTATIVE CERTIFICATE is being executed and delivered by Herbert Wong, in his capacity as the Stockholders' Representative of the stockholders of International MedLink, Inc., a Texas corporation ("IML"), with respect to that certain Stock Purchase Agreement, dated June 23, 2005 (the "Agreement"), by and among the stockholders of IML (the "IML Stockholders") and Bridgetech Holdings International, Inc., a Delaware corporation ("Bridgetech").

Mr. Wong hereby certifies as follows:

1.    He is familiar with the Agreement.

2. He and the IML Stockholders have the power and authority to execute, deliver and perform the Agreement and the agreements, instruments and documents to be executed and delivered by them pursuant to the Agreement.

3. The Agreement and each other agreement, instrument and document executed by the Stockholders' Representative and the IML Stockholders in connection with the consummation of the transactions contemplated by the Agreement have been duly executed and delivered by such persons, and each constitutes the legal, valid and binding obligation of such persons, enforceable in accordance with its terms. Without limiting the foregoing, the Stockholders' Representative and the IML Stockholders have taken all necessary action in connection with the approval of the Agreement and the other agreements, instruments and documents executed by them pursuant thereto.

4. The representations and warranties of the IML Stockholders contained in the Agreement are true and correct in all material respects on and as of the date hereof.

5. The IML Stockholders are in compliance with all covenants with which they are obligated to comply under the Agreement as of the date hereof.

      IN WITNESS WHEREOF, the undersigned has executed this certificate pursuant to Section 2.2(b)(iv) of the Agreement this 24th day of June, 2005.

                                          ____________________________________
                                          Herbert Wong

                                       49